The Chef’s Warehouse 8-K

Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 3 TO NOTE PURCHASE AND GUARANTEE AGREEMENT

THIS AMENDMENT NO. 3 TO NOTE PURCHASE AND GUARANTEE AGREEMENT (this “Amendment”) is made as of December 3, 2014 by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), The Chefs’ Warehouse Mid-Atlantic, LLC, a Delaware limited liability company (“CW Mid-Atlantic”), Bel Canto Foods, LLC, a New York limited liability company (“Bel Canto”), The Chefs’ Warehouse West Coast, LLC, a Delaware limited liability company (“CW West Coast”), and The Chefs’ Warehouse of Florida, LLC, a Delaware limited liability company (“CW Florida”, and together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, the “Issuers”), each of the Guarantors whose names appear on the signature pages hereto (together with the Issuers, collectively, the “Obligors”), and each of the holders of the Notes whose names appear on the signature pages hereto (each a “Noteholder” and collectively, the “Noteholders”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Note Purchase Agreement.

WHEREAS, the Obligors and the Noteholders are party to that certain Note Purchase and Guarantee Agreement dated as of April 17, 2013, as amended by that certain Amendment No. 1 to Note Purchase and Guarantee Agreement dated as of July 23, 2014 and that certain Amendment No. 2 to Note Purchase and Guarantee Agreement dated as of November 4, 2014 (as further amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”);

WHEREAS, the Obligors have requested that the Required Holders agree to certain amendments to the Note Purchase Agreement;

WHEREAS, the Obligors and the Noteholders have so agreed on the terms and conditions set forth herein;

WHEREAS, the Noteholders constitute the Required Holders;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligors and the Noteholders hereby agree to enter into this Amendment.

1.

Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings provided for in the Note Purchase Agreement.

2.

Amendments to the Note Purchase Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, and effective as of such date, the parties hereto agree that the Note Purchase Agreement is hereby amended as follows:

(a)

Section 10.1(l) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(l)

prior to the consummation of the Specified Las Vegas Transaction, the CW LV Real Estate Indebtedness; and”

(b)

Section 10.2(p) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(p)

prior to the consummation of the Specified Las Vegas Transaction, Liens on the assets of CW LV Real Estate securing the CW LV Real Estate Indebtedness; and”

(c)

Section 10.5(h) of the Note Purchase Agreement is hereby amended by deleting the reference to “$1,000,000” and replacing it with a reference to “$5,000,000”.

(d)

Section 10.6 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 10.6.

Sale and Leaseback Transactions. No Obligor will, nor will it permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for any such sale of any fixed or capital assets by the Issuers or any Subsidiary that is (a) approved by Required Holders, made for cash consideration in an amount not less than the fair value of such fixed or capital asset and consummated within ninety (90) days after the Issuers or such Subsidiary acquire or complete the construction of such fixed or capital asset or (b) made pursuant to the Specified Las Vegas Transaction.”

(e)

Section 10.13(a) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(a)

Fixed Charge Coverage Ratio. The Obligors will not permit the Fixed Charge Coverage Ratio, determined for any period of four (4) consecutive Fiscal Quarters ending on any date during any period set forth below, to be less than the ratio set forth opposite such period:

Period	Ratio
Effective Date through June 30, 2014 December 31, 2014 through December 31, 2015 March 31, 2016 and thereafter	1.15:1.00 1.50:1.00 1.75:1.00”

(f)

Section 10.13(b) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(b)

Leverage Ratio. The Obligors will not permit the Leverage Ratio, determined for any period of four (4) consecutive Fiscal Quarters ending on any date during any period set forth below, to be greater than the ratio set forth opposite such period:

Period	Ratio
Effective Date through December 31, 2013 March 31, 2014 through June 30, 2015 September 30, 2015 and thereafter	4.00:1.00 3.75:1.00 3.50 to 1.00”

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(g)

Section 10.13 of the Note Purchase Agreement is hereby amended to (i) re-designate clause (c) thereof as clause (d) thereof and (ii) insert a new clause (c) thereof to read in its entirety as follows:

“(c)

Capital Expenditures.

(i)

The Obligors will not, nor will they permit any Subsidiary to, incur or make any Capital Expenditures in the aggregate during any Fiscal Year set forth below in an amount exceeding the amount set forth opposite such Fiscal Year:

Fiscal Year	Maximum Capital Expenditures
2015 2016 and thereafter	$15,000,000 $10,000,000

(ii)

The amount of any Capital Expenditures permitted to be made in respect of any Fiscal Year shall be increased by the unused amount of Capital Expenditures that were permitted to be made during the immediately preceding Fiscal Year pursuant to Section 10.13(c)(i), without giving effect to any carryover amount. Capital Expenditures in any Fiscal Year shall be deemed to use first, the amount for such Fiscal Year set forth in Section 10.13(c)(i) and, second, any amount carried forward to such Fiscal Year pursuant to this Section 10.13(c)(ii).”

(h)

Schedule B of the Note Purchase Agreement is hereby amended by amending the definition of “Fixed Charge Coverage Ratio” therein to delete the reference to “minus the unfinanced portion on Capital Expenditures” appearing in clause (a) of such definition.

(i)

Schedule B of the Note Purchase Agreement is hereby amended to add the definitions of “Specified Las Vegas Property” and “Specified Las Vegas Transaction” in their proper alphabetical order to read in their entirety as follows:

“Specified Las Vegas Property” means the 11.25 gross acres of raw land located between Hinson Street and Sobb Avenue just west of Post Road (APN: 162-31-701-019, 020, 021, 022, 023, 028, 029, 030 & 031) within the County of Clark, State of Nevada 89113.

“Specified Las Vegas Transaction” means the sale-leaseback transaction, to be consummated on or prior to December 31, 2015, pursuant to which CW LV Real Estate conveys the Specified Las Vegas Property to any Person and thereafter rents or leases the Specified Las Vegas Property from such Person, in each case, on an arm’s-length basis.

3.

Conditions of Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent, each to be in form and substance satisfactory to the Required Holders:

(a)

each Noteholder shall have received counterparts of this Amendment duly executed by the Obligors and the Required Holders;

(b)

each Noteholder shall have received a fully executed copy of an amendment to the Bank Credit Agreement, which amendment shall be substantially in the form set forth on Exhibit A hereto and in full force and effect (the “Bank Amendment”);

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(c)

the Obligors shall have paid to each Noteholder, in consideration of the agreements of such Noteholder contained herein, by wire transfer of immediately available funds, a fee, whether or not such holder has signed this Amendment, in an amount equal to 0.20% (20 basis points) of the aggregate outstanding principal amount of Notes held by such Noteholder; such fee shall be deemed earned when paid and shall be nonrefundable; and

(d)

the Noteholders shall have received payment and/or reimbursement of their fees and expenses (including, without limitation, all fees and expenses of counsel for the Noteholders to the extent invoiced in reasonable detail on or prior to the date hereof) in connection with this Amendment.

4.

Representations and Warranties of the Obligors. Each Obligor hereby represents and warrants as follows:

(a)

This Amendment and the Note Purchase Agreement as modified hereby constitute legal, valid and binding obligations of such Obligor and are enforceable against such Obligor in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)

As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Obligors set forth in the Note Purchase Agreement, as amended hereby, are true and correct in all material respects (except that any representation or warranty that is qualified as to materiality shall be true and correct in all respects), it being understood and agreed that any representation or warranty which by its terms expressly relates to a specified date shall be required to be true and correct only as of such specified date.

(c)

Except as set forth in the Bank Amendment, no fee or other consideration has been paid or will be paid to the Bank Agent or any Bank Lender in connection with the Bank Amendment.

5.

Confirmation and Ratification of Guaranteed Obligations. By executing this Amendment, each of the Guarantors hereby (a) consents to this Amendment, (b) acknowledges that, notwithstanding the execution and delivery of the Amendment, the obligations of each of the Guarantors under the Guaranty continue in full force and effect and are not impaired or affected, and the Guaranty continues in full force and effect and shall apply to the Guaranteed Obligations as amended by this Amendment, and (c) affirms and ratifies the Guaranty, any other Financing Document executed by it and the Guaranteed Obligations in all respects.

6.

Reference to and Effect on the Note Purchase Agreement.

(a)

Upon the effectiveness hereof, each reference to the Note Purchase Agreement in the Note Purchase Agreement or any other Financing Document shall mean and be a reference to the Note Purchase Agreement as amended hereby.

(b)

Each Financing Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

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(c)

Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Noteholders, nor constitute a waiver of any provision of the Note Purchase Agreement, any other Financing Document or any other documents, instruments or agreements executed and/or delivered in connection therewith.

(d)

This Amendment constitutes a “Financing Document” under (and as defined in) the Note Purchase Agreement.

7.

Release of Claims.

(a)

Each of the Obligors, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Noteholders, their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Noteholders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of setoff, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any of the Obligors or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, in each case in connection with the Note Purchase Agreement or any of the other Financing Documents or transactions thereunder or related thereto.

(b)

Each of the Obligors understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

8.

Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the law of the State of New York excluding choice of law principles that would permit the application of the laws of a different jurisdiction.

9.

Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10.

Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ISSUERS:

DAIRYLAND USA CORPORATION

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

BEL CANTO FOODS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By:	/s/John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

[Chefs’ Warehouse - Signature Page to Amendment No. 3 to Note Purchase and Guarantee Agreement]

GUARANTORS:

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

CHEFS’ WAREHOUSE PARENT, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

MICHAEL’S FINER MEATS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

MICHAEL’S FINER MEATS HOLDINGS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

THE CHEFS’ WAREHOUSE MIDWEST, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

THE CHEFS’ WAREHOUSE PASTRY DIVISION, INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

[Chefs’ Warehouse - Signature Page to Amendment No. 3 to Note Purchase and Guarantee Agreement]

QZ ACQUISITION (USA), INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

QZINA SPECIALTY FOODS NORTH AMERICA (USA), INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

QZINA SPECIALTY FOODS, INC., a Florida corporation

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

QZINA SPECIALTY FOODS, INC., a Washington corporation

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

QZINA SPECIALTY FOODS (AMBASSADOR), INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

CW LV REAL ESTATE LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

[Chefs’ Warehouse - Signature Page to Amendment No. 3 to Note Purchase and Guarantee Agreement]

ALLEN BROTHERS 1893, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

THE GREAT STEAKHOUSE STEAKS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	Chief Financial Officer

[Chefs’ Warehouse - Signature Page to Amendment No. 3 to Note Purchase and Guarantee Agreement]

NOTEHOLDERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Tannis Fussell
Name:	Tannis Fussell
Title:	Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Tannis Fussell
Name:	Tannis Fussell
Title:	Assistant Vice President

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

	By:	/s/ Tannis Fussell
	Name:	Tannis Fussell
	Title:	Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

	By:	/s/ Tannis Fussell
	Name:	Tannis Fussell
	Title:	Vice President

[Chefs' Warehouse - Signature Page to Amendment No. 3 to Note Purchase and Guarantee Agreement]

Exhibit A

Bank Amendment